UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2022

FTS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38382	30-0780081
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Main Street, Suite 2900

Fort Worth, Texas 76102

(Address of principal executive offices) (Zip Code)

(817) 862-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	FTSI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item. 1.02	Termination of a Material Definitive Agreement

In connection with the Merger (as defined below), on March 4, 2022, FTS International, Inc. (the “Company”) repaid all of its outstanding obligations in respect of principal, interest and fees under the Credit Agreement, dated as of November 19, 2020, among the Company, FTS International Services, LLC, Wells Fargo Bank, National Association, as administrative agent, and the other agents and lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), and terminated the Credit Agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On March 4, 2022, pursuant to the Agreement and Plan of Merger, dated as of October 21, 2021, by and among ProFrac Holdings, LLC (“Parent”), ProFrac Acquisitions, Inc. (“Merger Sub”) and the Company, as amended by Amendment No. 1 to Agreement and Plan of Merger (the “First Amendment”), dated March 1, 2022 (the “Merger Agreement”), the Company completed its previously announced merger whereby Merger Sub merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and a majority-owned subsidiary of Parent (the “Surviving Company”).

At the effective time of the Merger on March 4, 2022 (the “Effective Time”), each share of the Company’s Class A common stock, $0.01 par value per share (“Class A Common Stock”), and Class B common stock, $0.01 par value per share (together, the “Shares”) (other than any Shares held by (i) the Company as treasury stock or by any subsidiary of the Company, (ii) Parent, Merger Sub or THRC Holdings, LP, an affiliate of Parent, and (iii) any stockholder who has properly demanded and not failed to perfect or validly withdrawn appraisal rights in accordance with Delaware law) issued and outstanding immediately prior to the Effective Time, was converted into the right to receive $26.52 in cash, without interest.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is filed as Exhibit 2.1 to the Company’s Current Report on 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 25, 2021 and incorporated herein by reference. The First Amendment is filed as Exhibit 2.1 to the Company’s Current Report on 8-K filed with the SEC on March 1, 2022 and incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

At the Effective Time, in connection with the consummation of the Merger, the Company notified the NYSE American (the “NYSE American”) that the Merger had been consummated and requested that the trading of shares of Class A Common Stock on the NYSE American be suspended and that the listing of such shares on the NYSE American be withdrawn. In addition, the Company requested that the NYSE American file with the SEC a notification on Form 25 to report the delisting of shares of Class A Common Stock from the NYSE American and to deregister shares of Class A Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, the Surviving Company, as successor in interest to the Company, intends to file with the SEC a Form 15 requesting that the reporting obligations of the Company under Sections 13(a) and 15(d) of the Exchange Act be suspended.

Item 3.03	Material Modification to Rights of Security Holders.

To the extent applicable, the information set forth under Item 1.02, Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Change in Control of Registrant

To the extent applicable, the information set forth under Item 2.01, Item 3.03 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements to Certain Officers.

In accordance with the terms of the Merger Agreement, each director of the Company prior to the Effective Time ceased his or her respective service as a director of the Company.

Also effective as of or immediately following the Effective Time, each of Michael J. Doss, Chief Executive Officer, Buddy Petersen, Chief Operating Officer, and Karen D. Thornton, Chief Administrative Officer, ceased to serve as an officer or employee of the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Effective Time, the certificate of incorporation of the Surviving Company will be amended and restated in its entirety to be the same as the certificate of incorporation of Merger Sub as in effect immediately prior to the Effective Time, except with respect to certain enumerated changes set forth in the Merger Agreement, and the bylaws of Merger Sub in effect at the Effective Time will be the bylaws of the Surviving Company. The certificate of incorporation and bylaws of the Surviving Company in effect at the Effective Time are attached as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

2.1	Agreement and Plan of Merger by and among FTS International, Inc., ProFrac Holdings, LLC and ProFrac Acquisitions, Inc., dated as of October 21, 2021 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of the Company filed with the SEC on October 25, 2021).*

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of March 1, 2022, by and among FTS International, Inc., ProFrac Holdings, LLC and ProFrac Acquisitions, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of the Company filed with the SEC on March 1, 2022).

3.1	Fourth Amended and Restated Certificate of Incorporation of FTS International, Inc.

3.2	Second Amended and Restated Bylaws of FTS International, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*       The schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules, or any section thereof, to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, FTS International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 7, 2022

FTS INTERNATIONAL, INC.

By:	/s/ Robert J. Willette
	Name:	Robert J. Willette
	Title:	Secretary